SEQUOIA FUND, INC.

(“Fund”)

Ticker: SEQUX

Supplement dated September 28, 2026

to the Prospectus dated May 1, 2026, as amended

Updated Information About the Reorganization of the Fund into the Sequoia ETF

Last Day to Purchase Shares:

References to the last day to purchase shares of the Fund in the prospectus supplement, dated July 27, 2026, and other Fund documents are hereby amended and replaced with October 6, 2026.

Updated Information About the Recently Announced Stock Split

At a meeting held on September 18, 2026, the Board of Directors of the Fund approved a stock split in the form of a stock distribution (“Stock Distribution”). Notice of the Stock Distribution was provided to stockholders in a prospectus supplement filed September 22, 2026. References to the record date and distribution date in that prospectus supplement are hereby amended and replaced with October 9, 2026.

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Stockholders should retain this Supplement for future reference.